UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 20, 2006 (November 15, 2006)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On November 15, 2006, the following executive officers of Chesapeake Energy Corporation entered into sales trading plans pursuant to Rule 10b5-1 of the Securities and Exchange Act of 1934: Steven C. Dixon, Executive Vice President and Chief Operating Officer; Martha A. Burger, Treasurer and Senior Vice President – Human Resources; and Michael A. Johnson, Senior Vice President – Accounting, Controller and Chief Accounting Officer. Each plan expires on November 15, 2007 and has been approved by Chesapeake in accordance with its Insider Trading Policy. Each plan is part of the individual executive’s long-term strategy to diversify assets and provides for the sale of shares of Chesapeake’s common stock in connection with vested employee stock options. Other Chesapeake executives may enter into Rule 10b5-1 trading plans in the future, from time to time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION
By:	/s/ AUBREY K. McCLENDON
Aubrey K. McClendon Chairman of the Board and Chief Executive Officer

Date:	November 20, 2006

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